SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 15, 2000


                             HI-PLAINS ENERGY CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



   Wyoming                      0-27311                   84-1413868
--------------                  ---------                 ----------
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)



214 S. Center, Casper, Wyoming                       82601
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: 307-472-3000





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Item 1.           Changes in Control of Registrant

     On May 10, 2000, Winchester Mining Corp. entered into a Share Purchase Agreement with control shareholders of Hi-Plains Energy Corp. in which Winchester Mining Corp. is to acquire for all 460,000 shares outstanding of the Registrant from the control shareholders for purpose of accomplishing a Merger of Hi-Plains Energy Corp. and Winchester Mining Corp. After the initial control share acquisition, Winchester Mining Corp. will acquire the remaining 360,000 shares of Registrant at $.02 per share.

Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Accountants

                  None.

Item 5.           Other Events

                  None.

Item 6.           Resignation & Appointment of Directors

     Directors from Winchester Mining Corp. will form the Board after the merger of the companies. The business experience of the Directors will be disclosed in a subsequent 8-K filing.

Item 7.           Financial Statements Pro Forma Financial & Exhibits

Exhibits:

         10.1     Share Purchase Agreement




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 15, 2000                             Hi-Plains Energy Corp.


                                                By: /s/ Z.S. Merritt
                                                    ---------------------------
                                                     Z.S. Merritt, President